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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                      U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

            800 Nicollet Mall
         Minneapolis, Minnesota                                  55402
         ----------------------                                  -----
(Address of principal executive offices)                       (Zip Code)

                                 Steven F. Posto
                         U.S. Bank National Association
                     1555 North RiverCenter Drive Suite 301
                               Milwaukee, WI 53212
                                 (414) 905-5635
            (Name, address and telephone number of agent for service)

                           MGIC Investment Corporation
                     (Issuer with respect to the Securities)

           Wisconsin                                   39-1486475
           ---------                                   ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



      MGIC Plaza
      250 East Kilbourn Avenue                              53202
      Milwaukee, WI                                         -----
      -------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 Debt Securities





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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b) Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

               1.  A copy of the Articles of Association of the Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4.  A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

               7. Report of Condition of the Trustee as of March 31, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.



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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on the 14th of July, 2005.


                                            By: /s/ Steven F. Posto
                                                --------------------------------
                                                Steven F. Posto
                                                Assistant Vice President




By:  /s/ Peter M. Brennan
     -----------------------------------
     Peter M. Brennan
     Vice President







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                                    Exhibit 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 14, 2005


                                            By:  /s/ Steven F. Posto
                                                 -------------------------------
                                                 Steven F. Posto
                                                 Assistant Vice President




By:  /s/ Peter M. Brennan
     -----------------------------
     Peter M. Brennan
     Vice President




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                                    Exhibit 7
                                    ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 3/31/2005

                                    ($000's)

                                                               3/31/2005
                                                               ---------
Assets
     Cash and Due  From Depository Institutions                $8,894,661
     Federal Reserve Stock                                              0
     Securities                                                42,846,194
     Federal Funds                                              2,861,316
     Loans & Lease Financing Receivables                      125,284,459
     Fixed Assets                                               1,780,370
     Intangible Assets                                         10,263,150
     Other Assets                                               8,917,028
                                                              -----------
         Total Assets                                        $197,847,178

Liabilities
     Deposits                                                $126,268,324
     Fed Funds                                                 10,290,860
     Treasury Demand Notes                                              0
     Trading Liabilities                                          144,277
     Other Borrowed Money                                      27,701,315
     Acceptances                                                   91,307
     Subordinated Notes and Debentures                          6,814,193
     Other Liabilities                                          6,028,535
                                                              -----------
     Total Liabilities                                       $177,338,811

Equity
     Minority Interest in Subsidiaries                         $1,022,821
     Common and Preferred Stock                                    18,200
     Surplus                                                   11,792,288
     Undivided Profits                                          7,675,058
                                                              -----------
         Total Equity Capital                                 $20,508,367

Total Liabilities and Equity Capital                         $197,847,178

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:   /s/ Steven F. Posto
      -------------------------------
      Assistant Vice President

Date:  July 14, 2005


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